THE ALGER FUNDS II

April 22, 2019 supplement to the Statement of Additional Information dated March 1, 2019, as supplemented to date

The Trustee ownership information on page 36 of the SAI in the “Management – Information About Each Trustee’s Experience, Qualifications, Attributes or Skills” section is hereby deleted and replaced with the following:

The following table shows each current Trustee’s beneficial ownership as of December 31, 2018, by dollar range, of equity securities of the Funds and of all of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1 – $10,000; C = $10,001 – $50,000; D = $50,001 – $100,000; E = over $100,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Equity Securities of Each Fund

	Hilary M. Alger	Charles F. Baird, Jr.	Roger P. Cheever	Stephen E. O’Neil	David Rosenberg	Nathan E. Saint-Amand
Spectra Fund	E	A	E	D	A	E
Responsible Fund	E	A	A	A	A	A
Dynamic Fund	E	A	A	A	A	A
Emerging Fund	A	A	A	A	A	A
Aggregate Equity Securities of Funds in the Alger Fund Complex	E	A	E	D	C	E

S-SAI-II 419